Consolidated Balance Sheets Details	12 Months Ended
Mar. 01, 2014
Consolidated Balance Sheets Details
CONSOLIDATED BALANCE SHEETS DETAILS
Accounts receivable, net
The allowance for doubtful accounts as at March 1, 2014 is $17 million (March 2, 2013 -$17 million).
There were no customers that comprised more than 10% of accounts receivable as at March 1, 2014 (March 2, 2013 – no customers that comprised more than 10%).
Inventories
Inventories were comprised of the following:

	As at
	March 1, 2014	March 2, 2013
Raw materials	$51	$271
Work in process	156	278
Finished goods	37	54
	$244	$603

During fiscal 2014, the Company recorded charges against inventory and supply commitments of approximately $2.4 billion. The charges included a write-down of inventory of approximately $1.6 billion and supply commitments of approximately $782 million.
Property, plant and equipment, net
Property, plant and equipment were comprised of the following:

	As at
	March 1, 2014	March 2, 2013
Cost
Land	$71	$93
Buildings, leasehold improvements and other	737	1,120
BlackBerry operations and other information technology	1,297	2,440
Manufacturing equipment, research and development equipment and tooling	541	875
Furniture and fixtures	21	104
	2,667	4,632
Accumulated amortization	1,725	2,559
Net book value	$942	$2,073

As at March 1, 2014, the carrying amount of assets under construction was $45 million (March 2, 2013 -$109 million). Of this amount, $34 million was included in buildings, leasehold improvements and other (March 2, 2013 -$62 million); $2 million was included in BlackBerry operations and other information technology (March 2, 2013 -$36 million); $9 million was included in manufacturing equipment, research and development equipment, and tooling (March 2, 2013 - $11 million); and nil was included in furniture and fixtures (March 2, 2013 - $0.4 million).
For the year ended March 1, 2014, amortization expense related to property, plant and equipment was $532 million (March 2, 2013 -$721 million; March 3, 2012 -$660 million).
Intangible assets, net
Intangible assets were comprised of the following:

	As at March 1, 2014
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$387	$284	$103
Intellectual property	2,176	855	1,321
	$2,563	$1,139	$1,424

	As at March 2, 2013
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$432	$257	$175
Intellectual property	4,382	1,127	3,255
	$4,814	$1,384	$3,430

During fiscal 2014, the additions to intangible assets primarily consisted of payments relating to amended or renewed licensing agreements, as well as agreements with third parties for the use of intellectual property, software, messaging services and other BlackBerry related features.
For the year ended March 1, 2014, amortization expense related to intangible assets was $738 million (March 2, 2013 -$1.2 billion; March 3, 2012 -$863 million). Total additions to intangible assets in fiscal 2014 were $1.1 billion (2013 -$1.2 billion).
Based on the carrying value of the identified intangible assets as at March 1, 2014 and assuming no subsequent impairment of the underlying assets, the annual amortization expense for each of the succeeding years is expected to be as follows: 2015 - $362 million; 2016 - $195 million; 2017 - $176 million; 2018 - $139 million; and 2019 - $128 million.
The weighted-average remaining useful life of the acquired technology is 3.7 years (2013 -3.2 years).
Impairment of long-lived assets
During fiscal 2014, the Company recorded the LLA Impairment Charge of approximately $2.7 billion, of which $852 million of the charge was applicable to property, plant and equipment and $1.9 billion was applicable to intangible assets. See Note 1 and 4 for a description of the LLA impairment test performed and the conclusions made by the Company.
Goodwill
Changes to the carrying amount of goodwill during the fiscal year ended March 1, 2014 were as follows:

	Gross Amount	Accumulated Impairment Losses	Net Amount
Balance as at March 3, 2012	$659	$(355)	$304
Goodwill acquired through business combinations during the year	31	—	31
Goodwill impairment charge	—	(335)	(335)
Balance as at March 2, 2013 and March 1, 2014	$690	$(690)	$—

The Company performed a goodwill impairment analysis during fiscal 2012 and concluded that impairment existed. Based on the results of that test, the Company recorded a goodwill impairment charge of $355 million in fiscal 2012.
Due to business conditions and a continued significant decline in the Company’s market capitalization, the Company concluded that goodwill impairment indicators existed and an interim goodwill impairment assessment was required in fiscal 2013. In the first step of the goodwill impairment test, the estimated fair value of the Company was determined utilizing a market-based approach and the Company’s market capitalization was used as a key input for the determination of fair value of the Company. The Company’s market capitalization was determined by multiplying the number of shares outstanding as at June 2, 2012 by the average closing market price of the Company’s common shares over the preceding five-day period. The Company used this duration in order to incorporate the inherent market fluctuations that may affect any individual closing price of the Company’s shares. The Company believes that market capitalization alone does not capture the fair value of the business as a whole, or the substantial value that an acquirer would obtain from its ability to obtain control of the business. Consequently, the Company developed an estimate for the control premium that a marketplace participant might pay to acquire control of the business in an arm’s-length transaction. The determination of the control premium requires significant judgment and the Company observed recent market transactions as a guide to establish a range of reasonably possible control premiums to estimate the Company’s fair value. The Company believes that the main factors leading to the impairment were a significant decline in its share price, which was influenced by delays in new product introductions, intense competition within the Company’s industry and a sustained decline in the Company’s performance. The result of this analysis concluded that the carrying value of the Company exceeded its estimated fair value, and as such, the second step of the goodwill impairment test was performed.
In the second step of the impairment test, the impairment loss was measured by estimating the implied fair value of the Company’s goodwill and comparing it with its carrying value. Using the Company’s fair value determined in the first step of the goodwill impairment test as the acquisition price in a hypothetical acquisition of the Company, the implied fair value of goodwill was calculated as the residual amount of the acquisition price after allocations made to the fair value of net assets, including working capital, property, plant and equipment and both recognized and unrecognized intangible assets. Based on the results of the second step of the goodwill impairment test, it was concluded that the carrying value of goodwill was impaired. Consequently, the Company recorded a goodwill impairment charge of $335 million in fiscal 2013 to write-off the entire carrying value of its goodwill, and reported this amount as a separate line item in the consolidated statements of operations.
Accrued liabilities
Accrued liabilities were comprised of the following:

	As at
	March 1, 2014	March 2, 2013
Vendor inventory liabilities	244	130
Warranty	204	318
Royalties	106	501
Carrier liabilities	153	141
Other	507	764
	$1,214	$1,854

Other accrued liabilities, as noted in the above table, include, among other things, salaries and payroll withholding taxes, none of which are greater than 5% of the current liabilities balance.